LEASES	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
LEASES	LEASES
The Company has operating leases for real estate properties for office and warehouse spaces with initial terms between approximately 1 and 11 years. Some of the Company’s lease contracts include options to extend the leases for up to 5 years. Our lease agreements generally do not contain any residual value guarantees or restrictive covenants.
The Company’s lease expenses of $3.8 million, $3.7 million and $3.5 million during the years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively, were composed of operating lease costs. The Company does not have any finance leases, short-term lease costs or variable lease costs.
Supplemental cash flow information related to the Company’s operating leases was as follows:

(In thousands)	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
Cash paid for amounts included in the measurement of operating lease liabilities	$3,992	$3,826	$3,309
Right-of-use assets obtained in exchange for new operating lease liabilities	$174	$131	$446

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
Weighted-average remaining lease term	5.51	6.05	6.92
Weighted-average discount rate	5.9%	5.9%	5.9%
Reconciliation of the undiscounted future minimum lease payments under non-cancelable operating leases to the total operating lease liability recognized on the consolidated balance sheet as of December 31, 2025 was as follows:

(In thousands)	Amount
2026	$2,899
2027	2,452
2028	2,504
2029	2,548
2030	2,464
Thereafter	1,710
Total future minimum lease payments	$14,577
Less: Imputed interest	(2,089)
Total reported lease liability	$12,488
Texas Leases
In December 2021 and July 2022, Obagi entered into a lease for a warehouse and office space, respectively, in Texas. The warehouse and office space leases will expire in 2032 and 2033, respectively.
The warehouse space was never made operational and in 2023, the Company actively began marketing the space for sublease. The Company entered into a sublease for the warehouse space that will run through February 2032 with annual rent of $0.3 million. The sublease does not contain a provision for early termination or extension at the end of the lease. As a result, the Company recorded an impairment charge of $0.8 million during the year ended December 31, 2023 which was the excess of the carrying value of the associated lease right-of-use asset over its fair value.
In September 2023, Obagi vacated the Texas office space and relocated its headquarters to California, and actively began marketing the space for sublease. The Company entered into a sublease for the office space that ran through December 2025 with annual rent of $0.4 million. The sublease did not contain a provision for early termination or extension at the end of the lease. As a result, the Company recorded an impairment charge of $2.7 million during the year ended December 31, 2023 which was the excess of the carrying value of the associated office lease right-of-use asset over its fair value. The Company has been actively marketing the vacant space for sublease.
The Company estimated the fair values using discounted cash flows from the estimated net sublease rental income as of the date the decision to sublease was made. The impairment charges are included in selling, general and administrative expense in the consolidated statements of operations and comprehensive loss.